                                                                    Exhibit 32.1

                 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S. C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SWMX, Inc., (the "Company") on Form
10-QSB for quarterly period ended September 30, 2007 the Securities and Exchange
Commission on the date hereof (the "Report"), I, Joshua Wexler, Chief Executive
Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

       (1)  The Report fully complies with the requirements of Section 13 (a) of
            15 (d) of the Securities Exchange Act of 1934; and

       (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2007

                                      /s/ Joshua Wexler
                                      -------------------------------
                                      Joshua Wexler
                                      Chief Executive Officer